EXHIBIT 1

                             JOINT FILING AGREEMENT

     The undersigned parties hereby agree that this Amendment No. 2 to Schedule 13D filed herewith relating to the Ordinary Shares, par value NIS 0.12 per share, of ECI Telecom Ltd. is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k) on behalf of each such person.

Date: July 16, 2007

                                        Carmel Software Fund (Israel) L.P.
                                        By: Carmel VC (Israel) L.P.
                                        By: Carmel V.C. Ltd.

                                        By: /s/ Avi Zeevi; /s/ Itzhak Avidor
                                        ------------------------------------
                                        Name: Avi Zeevi and Itzhak Avidor
                                        Title: Avi Zeevi (General partner
                                        and founder); Itzhak Avidor (CFO)

                                        Carmel Software Fund (Delaware) L.P.
                                        By: Carmel Software L.P.
                                        By: Carmel Software Ltd.

                                        By: /s/ Avi Zeevi; /s/ Itzhak Avidor
                                        ------------------------------------
                                        Name: Avi Zeevi and Itzhak Avidor
                                        Title: Avi Zeevi (General partner
                                        and founder); Itzhak Avidor (CFO)

                                        Carmel Software Fund (Cayman) L.P.
                                        By: Carmel Software L.P.
                                        By: Carmel Software Ltd.

                                        By: /s/ Avi Zeevi; /s/ Itzhak Avidor
                                        ------------------------------------
                                        Name: Avi Zeevi and Itzhak Avidor
                                        Title: Avi Zeevi (General partner
                                        and founder); Itzhak Avidor (CFO)

                                        Carmel Software Fund GbR
                                        By: Carmel Software L.P.
                                        By: Carmel Software Ltd.

                                        By: /s/ Avi Zeevi; /s/ Itzhak Avidor
                                        ------------------------------------
                                        Name: Avi Zeevi and Itzhak Avidor
                                        Title: Avi Zeevi (General partner
                                        and founder); Itzhak Avidor (CFO)


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                                        Carmel V.C. Ltd. (acting for Siemens
                                        Venture Capital Fund GmbH)

                                        By: /s/ Avi Zeevi; /s/ Itzhak Avidor
                                        ------------------------------------
                                        Name: Avi Zeevi and Itzhak Avidor
                                        Title: Avi Zeevi (General partner
                                        and founder); Itzhak Avidor (CFO)

                                        D Partners (Israel) Limited Partnership
                                        By: D Associates GP (Israel) Ltd.

                                        By: /s/ Aharon Dovrat; /s/ Ran Cohen
                                        ------------------------------------
                                        Name: Aharon Dovrat and Ran Cohen
                                        Title: Aharon Dovrat (Director);
                                        Ran Cohen (Authorized person)

                                        D Partners (BVI) L.P.
                                        By: D Associates GP (Israel) Ltd.

                                        By: /s/ Aharon Dovrat; /s/ Ran Cohen
                                        ------------------------------------
                                        Name: Aharon Dovrat and Ran Cohen
                                        Title: Aharon Dovrat (Director);
                                        Ran Cohen (Authorized person)

                                        /s/ Shlomo Dovrat
                                        -----------------
                                        Shlomo Dovrat

                                        /s/ Harel Beit-On
                                        -----------------
                                        Harel Beit-On

                                        /s/ Avi Zeevi
                                        -------------
                                        Avi Zeevi

                                        Carmel VC (Israel) L.P.
                                        By: Carmel V.C. Ltd.

                                        By: /s/ Avi Zeevi; /s/ Itzhak Avidor
                                        ------------------------------------
                                        Name: Avi Zeevi and Itzhak Avidor
                                        Title: Avi Zeevi (General partner
                                        and founder); Itzhak Avidor (CFO)

                                        Carmel Software L.P.
                                        By: Carmel Software Ltd.

                                        By: /s/ Avi Zeevi; /s/ Itzhak Avidor
                                        ------------------------------------
                                        Name: Avi Zeevi and Itzhak Avidor
                                        Title: Avi Zeevi (General partner
                                        and founder); Itzhak Avidor (CFO)

                                        Carmel Software Ltd.

                                        By: /s/ Avi Zeevi; /s/ Itzhak Avidor
                                        ------------------------------------
                                        Name: Avi Zeevi and Itzhak Avidor
                                        Title: Avi Zeevi (General partner
                                        and founder); Itzhak Avidor (CFO)

                                        /s/ Aharon Dovrat
                                        -----------------
                                        Aharon Dovrat

                                        D Associates GP (Israel) Ltd.

                                        By: /s/ Aharon Dovrat; /s/ Ran Cohen
                                        ------------------------------------
                                        Name: Aharon Dovrat and Ran Cohen
                                        Title: Aharon Dovrat (Director);
                                        Ran Cohen (Authorized person)

                                        D.G.K. Partnership

                                        By: /s/ Aharon Dovrat
                                        ---------------------
                                        Name: Aharon Dovrat
                                        Title: Authorized Person